UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2018

iPass Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50327	93-1214598
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3800 Bridge Parkway Redwood Shores, CA	94065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 232-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Other Events.

On December 3, 2018, iPass Inc. determined to file its Channel Partner Reseller Agreement, dated April 25, 2018, by and between Pareteum Corporation and iPass Inc., with the Securities and Exchange Commission. The Channel Partner Reseller Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Channel Partner Reseller Agreement, dated April 25, 2018, by and between Pareteum Corporation and iPass Inc.*

*	Confidential treatment has been requested for a portion of this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2018

iPass Inc.

By:	/s/ Darin R. Vickery
Darin R. Vickery
Chief Financial Officer

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